Statements of Operations (USD $)	208 Months Ended
Dec. 31, 2013
Revenue	$ 42,608
Cost of revenue	29,033
Loss on firm purchase commitment	2,749,075
Cost of goods sold	2,778,108
Gross loss	(2,735,500)
Operating expenses:
Research and development	2,935,949
Depreciation and amortization	303,116
General and administrative expenses	31,099,209
Impairment of assets	4,570,007
Gain on disposal of assets	(794)
Total operating expenses	38,907,487
Operating loss	(41,642,987)
Other income (expense):
Interest income	17,286
Interest expense	(3,481,976)
Investment income	170,753
Gain (loss) on extinguishment of debt	(173,914)
Gain on change in fair value of derivative liabilities	259,018
Other income (expenses), net	305,138
Total other income (expense)	(2,903,695)
Net loss	(44,546,682)
Net loss attributable to the non-controlling interest	(183,422)
Net loss attributable to Revolutions Medical Corp.	$ (44,363,260)